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                                  EXHIBIT 99.3

                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report on Form 10-Q of Luigino's, Inc. (the "Company") for the period ended April 20, 2003, as filed with the Securities and Exchange Commission on June 2, 2003 (the "Periodic Report"), I, Thomas W. Knuesel, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Periodic Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Thomas W. Knuesel
    ---------------------


Thomas W. Knuesel
Chief Financial Officer
Luigino's, Inc.
June 2, 2003